UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 12, 2007

BIOENVISION, INC.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

001-31787	13-4025857
(Commission File No.)	(IRS Employer Identification No.)

345 Park Avenue, 41st Floor
New York, New York 10154
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (212) 750-6700

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition.

On September 12, 2007, the Company issued a press release reporting financial results for its fourth quarter and fiscal year ended June 30, 2007.  The press release is attached as Exhibit 99.1 to this report.

The information set forth in the above Item 2.02 and the attached Exhibit 99.1 is furnished to, but shall not be deemed “filed” with the Commission for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise incorporated by reference into any filing pursuant to the Securities Act of 1933, as amended, or the Exchange Act, except as otherwise expressly stated in such a filing.

Item 9.01  Financial Statements and Exhibits.

(c) Exhibits.

99.1                           Press Release dated September 12, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Bioenvision, Inc.

Dated: September 12, 2007	By:	/s/ Christopher B. Wood
Christopher B. Wood
Chairman and Chief Executive Officer

EXHIBIT INDEX

99.1         Press Release dated September 12, 2007.